UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2014

LAKE AREA CORN PROCESSORS, LLC
(Exact name of registrant as specified in its charter)

South Dakota	000-50254	46-0460790
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

46269 SD Highway 34 P.O. Box 100 Wentworth, South Dakota 57075
(Address of principal executive offices)

(605) 483-2676
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Results of 2014 Annual Members' Meeting

On April 8, 2014, Lake Area Corn Process, LLC ("LACP") held its 2014 annual members' meeting (the "Annual Meeting") to vote on the election of three managers whose terms were scheduled to expire in 2014 and conduct an advisory vote on our executive compensation called “Say-on-Pay”.

Proposal One: Election of Managers

Wayne Backus, Todd Brown and Marty Thompson were elected by a plurality vote of the members to serve terms which will expire in 2017. The votes for the nominee managers were as follows:

Nominee Managers	For	Withhold
Wayne Backus	192	7
Todd Brown	202	8
Alfred Miron	120	6
Marty Thompson	152	6

Proposal Two: Advisory Vote on Say-On-Pay

The compensation of our executives was endorsed by the members. The votes for Say-On-Pay were as follows:

For	Against	Abstentions
179	19	26

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE AREA CORN PROCESSORS, LLC

Date:	April 9, 2014	/s/ Robbi Buchholtz
Robbi Buchholtz, Chief Financial Officer